                                                        American Skandia Trust
                              Supplement dated January 17, 2002 to the Prospectus dated December 10, 2001

                                               AST Federated Aggressive Growth Portfolio

         Effective  December 31, 2001, the section of the  Prospectus  entitled  "Management  of the Trust --  Sub-advisors - Federated
Investment Counseling" (page 109) is restored to read as follows:

         The portfolio  managers  responsible for management of the AST Federated  Aggressive Growth Portfolio are Keith J. Sabol, Aash
M. Shah and James E.  Grefenstette.  Each has managed the Portfolio  since its inception in October,  2000. Mr. Sabol joined  Federated
Investment's  parent  company in 1994.  He has been a Portfolio  Manager  since 1996 and served as an Assistant  Vice  President of the parent  company from January 1997 to July 1998. He has been a Vice  President of the parent  company  since July 1998.  Mr. Shah joined
Federated  Investment's  parent company in 1993,  has been a Portfolio  Manager since 1995, and has been a Vice President of the parent company  since  January  1997.  Mr. Shah served as an Assistant  Vice  President of the parent  company  from 1995  through  1996.  Mr.
Grefenstette  has been a Senior Vice  President of Federated  Investment's  parent  company  since  January  2000.  He served as a Vice
President from 1996 through 1999.